Exhibit 99.1

PERVASIVE SOFTWARE INC.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Type of Option:		Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

[To be determined by the Administrator.]

Change in Control Vesting. Notwithstanding the foregoing standard vesting schedule, in the event of any Change in Control, effective as of immediately prior to the effective date of the Change in Control, the Participant will vest in and have the right to exercise an additional number of Shares subject to this Option, including Shares which would not otherwise be vested or exericsable, as if the Participant had provided an additional twelve (12) months of Service to the Company.

Vesting as a result of an Involuntary Termination after a Change in Control. If this Option is assumed, substituted or replaced with a cash incentive program pursuant to a Change in Control, and the Participant incurs an “Involuntary Termination” (as defined below) within twelve (12) months following such a Change in Control, the Option shall become fully vested and exercisable and shall remain exercisable for the one (1) year period beginning on the effective date of the Participant’s “Involuntary Termination.”

For the purposes of this Agreement, “Involuntary Termination” shall mean the termination of the Participant’s status as a Service Provider which occurs by reason of the Participant’s: (i) involuntary dismissal or termination by the Company for reasons other than “Misconduct” (as defined below); or (ii) voluntary resignation following (A) a change in the Participant’s position with the Company, a Parent or Subsidiary which materially reduces the Participant’s level of responsibility as determined by the Administrator, (B) a reduction in the Participant’s level of compensation (which shall include base salary and participation in bonus programs) by more than fifteen percent (15%) or (C) a relocation of the Participant’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the Participant’s consent.

Vesting as a result of the Death of the Participant. If the Participant dies while this Option is outstanding, then the Option shall become fully vested and exercisable by the person or persons who the Option is transferred pursuant to the Participant’s beneficiary designation, or in the absence of such a designation, the personal representative of the Participant’s estate or the person or persons whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.

Termination resulting from Participant Misconduct. Should the Participant be terminated for “Misconduct” (as defined below), then this Option shall terminated immediately and cease to be exercisable and outstanding.

For the purposes of this Agreement, “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by the Participant adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner.

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for one hundred eighty (180) days after Participant ceases to be a Service Provider. Notwithstanding any other term of this Agreement or the Plan, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 15(c) of the Plan.

II. AGREEMENT

A. Grant of Option.

The Administrator hereby grants to the individual named in the Notice of Stock Option Grant (the “Notice of Grant”) attached as Part I of this Award Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).

B. Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

C. Method of Payment.

Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

1. cash;

2. check;

3. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

4. surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by Participant and not subject to a substantial risk of forfeiture for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

D. Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

E. Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

F. Tax Obligations.

1. Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

2. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Grant Date, or (2) the date one year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

G. Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

H. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

[Remainder of Page Intentionally Left Blank]

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	PERVASIVE SOFTWARE INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

PERVASIVE SOFTWARE INC.

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Pervasive Software Inc.

12365 Riata Trace Parkway

Building B

Austin, TX 78727

Attention: Corporate Secretay

1. Exercise of Option. Effective as of today,                     ,             , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Pervasive Software Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated                  (the “Award Agreement”). The purchase price for the Shares will be $                 , as required by the Award Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

Submitted by:	Accepted by:

PURCHASER:	PERVASIVE SOFTWARE INC.

Signature	By

Print Name	Its

Address:	Address:

12365 Riata Trace Parkway
Building B
Austin, TX 78727

Date Received